Exhibit 21.1
FIVE STAR SENIOR LIVING INC.
SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation, Organization or Incorporation
Affiliates Insurers Limited	Bermuda
Annapolis Heritage Partners, LLC	Delaware
Columbia Heritage Partners, LLC	Delaware
Encinitas Heritage Partners, LLC	Delaware
Five Star Aspenwood LLC	Delaware
Five Star Brookside LLC	Delaware
Five Star Cary Heartfields LLC	Delaware
Five Star Coral Oaks LLC	Delaware
Five Star Coral Springs LLC	Delaware
Five Star Covington LLC	Delaware
Five Star Crossing LLC	Delaware
Five Star Desert Harbor LLC	Delaware
Five Star Easton Heartfields LLC	Delaware
Five Star Ellicott City LLC	Delaware
Five Star Forest Creek LLC	Delaware
Five Star Foulk Manor North LLC	Delaware
Five Star Frederick Heartfields LLC	Delaware
Five Star Gables LLC	Delaware
Five Star Home Health, Inc.	Maryland
Five Star Insurance, Inc.	Maryland
Five Star Knightsbridge LLC	Delaware
Five Star Lincoln Heights LLC	Delaware
Five Star Memorial Woods LLC	Delaware
Five Star Montebello LLC	Delaware
Five Star Morningside Bellgrade LLC	Delaware
Five Star Morningside Charlottesville LLC	Delaware
Five Star Newport News LLC	Delaware
Five Star Northshore LLC	Delaware
Five Star Northwoods LLC	Delaware
Five Star Overland Park LLC	Delaware
Five Star Quality Care Trust	Maryland
Five Star Quality Care-AZ, LLC	Delaware
Five Star Quality Care-BW Club Holdings, LLC	Delaware
Five Star Quality Care-BW Club, LLC	Kansas
Five Star Quality Care-CA II, Inc.	Maryland
Five Star Quality Care-CA II, LLC	Delaware
Five Star Quality Care-CA, Inc.	Delaware
Five Star Quality Care-CA, LLC	Delaware
Five Star Quality Care-CO, Inc.	Maryland
Five Star Quality Care-Colorado, LLC	Delaware

Five Star Quality Care-CT, LLC	Delaware
Five Star Quality Care-FL, LLC	Delaware
Five Star Quality Care-GA, Inc.	Maryland
Five Star Quality Care-GA, LLC	Delaware
Five Star Quality Care-GHV, LLC	Maryland
Five Star Quality Care-Granite Gate, LLC	Delaware
Five Star Quality Care-Grove Park, LLC	Maryland
Five Star Quality Care-IA, Inc.	Delaware
Five Star Quality Care-IA, LLC	Delaware
Five Star Quality Care-IL, LLC	Maryland
Five Star Quality Care-IN, LLC	Maryland
Five Star Quality Care-KS, LLC	Delaware
Five Star Quality Care-MD, LLC	Delaware
Five Star Quality Care-MN, LLC	Maryland
Five Star Quality Care-MO, LLC	Delaware
Five Star Quality Care-MS, LLC	Maryland
Five Star Quality Care-NE, Inc.	Delaware
Five Star Quality Care-NE, LLC	Delaware
Five Star Quality Care-NJ, LLC	Maryland
Five Star Quality Care-North Carolina, LLC	Maryland
Five Star Quality Care-NS Operator, LLC	Maryland
Five Star Quality Care-NS Owner, LLC	Maryland
Five Star Quality Care-NS Tenant, LLC	Maryland
Five Star Quality Care-OBX Operator, LLC	Maryland
Five Star Quality Care-OBX Owner, LLC	Maryland
Five Star Quality Care-RMI, LLC	Maryland
Five Star Quality Care-Savannah, LLC	Delaware
Five Star Quality Care-Somerford, LLC	Maryland
Five Star Quality Care-TX, LLC	Maryland
Five Star Quality Care-VA, LLC	Delaware
Five Star Quality Care-WI, Inc.	Maryland
Five Star Quality Care-WI, LLC	Delaware
Five Star Quality Care-WY, LLC	Delaware
Five Star Rehabilitation and Wellness Services, LLC	Maryland
Five Star Remington Club LLC	Delaware
Five Star Rio Las Palmas LLC	Delaware
Five Star Savannah Square LLC	Delaware
Five Star Severna Park LLC	Delaware
Five Star Tucson Forum LLC	Delaware
Five Star Woodlands LLC	Delaware
Frederick Heritage Partners, LLC	Delaware
Fresno Heritage Partners, a California Limited Partnership	California
FS Lafayette Tenant Trust	Maryland
FS Leisure Park Tenant Trust	Maryland
FS Lexington Tenant Trust	Maryland
FS Tenant Holding Company Trust	Maryland

FS Tenant Pool I Trust	Maryland
FS Tenant Pool II Trust	Maryland
FS Tenant Pool III Trust	Maryland
FS Tenant Pool IV Trust	Maryland
FSQ The Palms at Fort Myers Business Trust	Maryland
FSQ Villa at Riverwood Business Trust	Maryland
FSQ, Inc.	Delaware
FSQ/LTA Holdings Inc.	Delaware
FSQC Tellico Village LLC	Maryland
FSQC-AL, LLC	Maryland
FVE EC LLC	Maryland
FVE FM Financing, Inc.	Maryland
FVE IL Managers, Inc.	Maryland
FVE Managers, Inc.	Maryland
FVE MW LLC	Maryland
FVE Parkview Properties Inc.	Maryland
FVE SE Home Place New Bern LLC	Delaware
FVE SE McCarthy New Bern LLC	Delaware
FVE SE Wilson LLC	Delaware
FVEST.JOE, INC.	Delaware
Hagerstown Heritage Partners, LLC	Delaware
Hamilton Place, LLC	Delaware
LifeTrust America, Inc.	Tennessee
LifeTrust Properties, LLC	Delaware
Morningside of Alabama, L.P.	Delaware
Morningside of Anderson, L.P.	Delaware
Morningside of Athens, Limited Partnership	Delaware
Morningside of Beaufort, LLC	Delaware
Morningside of Bellgrade, Richmond, LLC	Delaware
Morningside of Belmont, LLC	Delaware
Morningside of Bowling Green, LLC	Delaware
Morningside of Camden, LLC	Delaware
Morningside of Charlottesville, LLC	Delaware
Morningside of Cleveland, LLC	Delaware
Morningside of Columbus, L.P.	Delaware
Morningside of Concord, LLC	Delaware
Morningside of Conyers, LLC	Delaware
Morningside of Cookeville, LLC	Delaware
Morningside of Cullman, LLC	Delaware
Morningside of Dalton, Limited Partnership	Delaware
Morningside of Decatur, L.P.	Delaware
Morningside of Evans, Limited Partnership	Delaware
Morningside of Fayette, L.P.	Delaware
Morningside of Franklin, LLC	Delaware
Morningside of Gainesville, LLC	Delaware
Morningside of Gallatin, LLC	Delaware

Morningside of Gastonia, LLC	Delaware
Morningside of Georgia, L.P.	Delaware
Morningside of Greensboro, LLC	Delaware
Morningside of Greenwood, L.P.	Delaware
Morningside of Hartsville, LLC	Delaware
Morningside of Hopkinsville, Limited Partnership	Delaware
Morningside of Jackson, LLC	Delaware
Morningside of Kentucky, Limited Partnership	Delaware
Morningside of Knoxville, LLC	Delaware
Morningside of Lexington, LLC	Delaware
Morningside of Macon, LLC	Delaware
Morningside of Madison, LLC	Delaware
Morningside of Newport News, LLC	Delaware
Morningside of Orangeburg, LLC	Delaware
Morningside of Paducah, LLC	Delaware
Morningside of Paris, LLC	Delaware
Morningside of Raleigh, LLC	Delaware
Morningside of Seneca, L.P.	Delaware
Morningside of Sheffield, LLC	Delaware
Morningside of Skipwith‑Richmond, LLC	Delaware
Morningside of South Carolina, L.P.	Delaware
Morningside of Springfield, LLC	Delaware
Morningside of Tennessee, LLC	Delaware
Morningside of Williamsburg, LLC	Delaware
Newark Heritage Partners I, LLC	Delaware
Newark Heritage Partners II, LLC	Delaware
O.F.C. Properties, LLC	Indiana
Orthopedic Rehabilitation Systems LLC	Maryland
Redlands Heritage Partners, LLC	Delaware
Roseville Heritage Partners, a California Limited Partnership	California
Senior Living Insurance Co., Ltd.	Cayman Islands
Somerford Place LLC	Delaware
Stockton Heritage Partners, LLC	Delaware
The Heartlands Retirement Community-Ellicott City I, Inc.	Maryland
The Heartlands Retirement Community-Ellicott City II, Inc.	Maryland